UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 10, 2021
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(American Assets Trust, Inc.)	(American Assets Trust, Inc.)	(American Assets Trust, Inc.)

Maryland	333-202342-01	27-3338894
(American Assets Trust, L.P.)	(American Assets Trust, L.P.)	(American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3420 Carmel Mountain Road, Suite 100
San Diego, California 92121
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange
American Assets Trust, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On September 10, 2021, American Assets Trust, Inc. (the “Company”) issued a press release announcing its acquisition of Corporate Campus East III in Bellevue, Washington. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	Press release issued by American Assets Trust, Inc. on September 10, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll President and Chief Operating Officer
September 10, 2021

American Assets Trust, L.P.
	By:	/s/ Adam Wyll
Adam Wyll President and Chief Operating Officer
September 10, 2021
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